UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Union Boulevard, Suite 250 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 278-2460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On April 22, 2014, Dr. Donald E. Ranta announced his intention to retire as Chairman of the Board of Directors (the “Board”) of Rare Element Resources Ltd. (the “Company”) and will not stand for reelection at the Company’s annual general meeting on June 12, 2014.  Dr. Ranta’s resignation was not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

(d)

The Board has appointed Mr. Patrick M. James as a director of the Company effective April 23, 2014.  To the Company’s knowledge, there is no arrangement or understanding between Mr. James and any other person pursuant to which he was selected to serve as a director.  Additionally, there are no transactions involving the Company and Mr. James that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. James will receive compensation in accordance with the Company’s standard director compensation arrangements as described in its 2013 Proxy Circular dated April 23, 2013.  The Board has granted Mr. James 65,000 common share purchase options under the Company’s 10% Rolling Stock Option Plan, effective as of the date of his appointment, each option having a term of five years and an exercise price of $1.43.

Item 7.01

Regulation FD Disclosure.

On April 23, 2014, the Company issued a press release announcing the intention of Dr. Ranta to resign as Chairman of the Board of the Company and the appointment of Mr. James as a director of the Company.  A copy of the press release is attached to this report as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.

Description

99.1

Press Release dated April 23, 2014 (a)

(a)

The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2014

RARE ELEMENT RESOURCES LTD.

/s/ Kelli C. Kast
By:
Name: Kelli C. Kast
Title: Vice President, General Counsel, and
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated April 23, 2014 (a)

(a)

The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.